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                                                                    Exhibit 23.1






                           CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated March 26, 1998, in the Registration Statement on Form S-1 and related Prospectus of Sun Apparel, Inc. dated May 26, 1998.


                                             ERNST & YOUNG LLP


San Antonio, Texas
May 26, 1998